EXHIBIT 99.1

SP Plus Corporation Acquires K M P Associates Limited, Including its Global E-Commerce Platform AeroParker

Acquisition Broadens Technology Capabilities and Expands Addressable Market

CHICAGO, Oct. 11, 2022 (GLOBE NEWSWIRE) -- SP Plus Corporation (Nasdaq:SP), a leading provider of technology-driven mobility solutions for aviation, commercial, hospitality and institutional clients throughout North America, today announced that it acquired K M P Associates Limited, “KMP”, a software and technology provider serving aviation and commercial parking clients throughout the United States and Europe.

Headquartered outside Manchester, United Kingdom, KMP’s industry-leading SaaS platform is currently deployed at over 35 airports in the U.S. and Europe and over 100 commercial parking locations in Europe. Operating under the AeroParker and MetroParker brands, KMP delivers online booking for parking and other travel services, dynamic pricing, and e-commerce capabilities which are designed to reduce congestion, enable frictionless transactions and provide a first-class consumer experience. In addition, KMP also provides comprehensive digital marketing capabilities through its award-winning digital marketing agency, KMP Digitata.

Commenting on the transaction, Marc Baumann, Chairman and Chief Executive Officer of SP+, noted, “The acquisition of KMP is aligned with our strategy of complementing organic growth with acquisitions that further strengthen our industry-leading technology capabilities, particularly in those areas that support digital transactions and the development of smart cities. Through this combination, we have the opportunity to leverage our respective relationships and expertise to bring innovative technology solutions to airports and commercial parking operations both within and outside of North America. In addition to expanding our addressable market, the acquisition of KMP has the potential to serve as a growth platform for us, advancing the digital transformation of our industry.”

Rhodri Edwards, President of KMP, said, “With the support of SP+, we will have the ability to accelerate our growth to meet the rapidly expanding demand for our services. Given the complementary nature of our solutions and services, we envision significant opportunities to bring additional value to our clients. Importantly, this is an excellent cultural fit for us, given our compelling value propositions and mutual commitment to superior client service and to the well-being of our talent.”

Jeffrey Eckerling, Chief Growth Officer of SP+, said, “We are pleased to welcome Rhodri and his team of talented software developers and revenue management and digital marketing professionals to SP+. The addition of KMP’s SaaS platform further enhances and complements our existing Sphere suite of technology solutions, which provide our clients with flexible options to meet their mobility needs and optimize their parking assets, through technology-only solutions or a combination of technology and people.”

About SP+

SP+ facilitates the efficient movement of people, vehicles and personal belongings with the goal of enhancing the consumer experience while improving bottom line results for our clients. The Company provides professional parking management, ground transportation, remote baggage check-in and handling, facility maintenance, security, event logistics, and other technology-driven mobility solutions to aviation, commercial, hospitality, healthcare and government clients across North America. For more information visit www.spplus.com.

About KMP

KMP is a market leading technology and digital marketing company providing services via the following three brands:

  AeroParker is a SaaS ecommerce platform that increases non-aeronautical revenues for multiple major US and European airports through prebooked parking, revenue management and sales of other products such as access to airport lounges.
  MetroParker enables downtown parking operators to unleash profit from their parking assets by enabling prebooking of spaces with dynamic pricing.
  KMP Digitata delivers digital marketing strategies, campaigns, and digital systems for travel, manufacturing, professional and financial services. This includes its own product, Hangar, a digital platform for airports that provides significant ROI by commercializing the passenger’s digital journey across multiple channels.

For further information see: www.aeroparker.com, www.metroparker.com, hangar.kmp.co.uk, www.kmp.co.uk

Cautionary Note Regarding Forward-Looking Statements

This release contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, including statements regarding expectations, beliefs, plans, intentions and strategies of the Company. The Company has tried to identify these statements by using words such as “expect”, “anticipate”, “believe”, “confident”, “could”, “should”, “estimate”, “intend”, “may”, “plan”, “guidance”, “will”, and similar terms and phrases, but such words, terms and phrases are not the exclusive means of identifying such statements. These forward-looking statements are made based on management's expectations and beliefs concerning future events affecting the Company and are subject to uncertainties and factors relating to operations and the business environment. Actual results, performance and achievements could differ materially from those expressed in, or implied by, these forward-looking statements due to a variety of risks, uncertainties and other factors, including, but not limited to, the following: the impact of the COVID-19 pandemic or other contagious illnesses on global economic conditions, on the aviation, commercial, hospitality and institutional industries in general and on the financial position and operating results of our company in particular; intense competition; changing consumer preferences and legislation; ability to preserve client relationships; the Company's ability to successfully effect its strategic growth plan; difficulty obtaining insurance coverage or obtaining insurance coverage at a reasonable cost; volatility associated with high deductible and high retention insurance programs; risk that insurance reserves are inadequate; losses not covered by insurance; risk management and safety programs do not have the intended effect; risks relating to the Company's acquisition strategy; risks associated with management type contracts and lease type contracts; deterioration in general economic and business conditions, including inflation or rising interest rates, or changes in demographic trends; information technology disruption, cyber-attacks, cyber-terrorism and security breaches; labor disputes; catastrophic events such as natural disasters, pandemic outbreaks and military or terrorist attacks could disrupt business; seasonal fluctuations and the impact of weather-related trends; risk that state and municipal government clients sell or enter into long-term lease type contracts with the Company's competitors or clients for parking-related assets; risks associated with joint ventures; adverse litigation judgments or settlements; risks associated with operating in a highly regulated environment and the impact of public and private regulations or governmental orders; the impact of Federal health care reform; adverse changes in tax laws or rulings; risks due to the Company's substantial indebtedness, including failure to comply with credit facility covenants or meet payment obligations which may accelerate repayment of the Company's indebtedness; lack of availability of adequate capital, financing, or revenues to grow the Company's business or satisfy liquidity needs; goodwill impairment charges or impairment of long-lived assets; the effectiveness of the actions we have taken to address our liquidity needs and reduce costs; financial difficulties or bankruptcy of major clients; the Company’s ability to obtain performance bonds; failure to attract and retain senior management and other qualified personnel; actions of activist investors; and the long-term impact of climate change on our business.

For a detailed discussion of factors that could affect the Company's future operating results, please see the Company's filings with the Securities and Exchange Commission, including the disclosures under "Risk Factors" in those filings. Except as expressly required by the federal securities laws, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, changed circumstances or future events or for any other reason.

Contact:
Connie Jin	Vicky Nakhla
SVP, Corporate Development	ADVISIRY PARTNERS
(312) 274-2105	(212) 750-5800
cjin@spplus.com	vicky.nakhla@advisiry.com